Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Exhibit 99.2 2026 to 2027 Earnings Drivers Higher levels of capital investment, strong operational performance and disciplined cost management remain meaningful contributors to expected 2026 and 2027 financial performance Tailwinds ↑ Headwinds ↓ 2 ▪ Strong growth in Texas driving higher capex▪ Higher interest rates, partially offset by hedging program Texas ▪ Higher consumption/demand, largely normalized in▪ Expected UTM tracker timing; higher O&M due to inflation and tracker filings customer-requested projects ▪ Incremental capital programs, modernization of Moreno and▪ Higher depreciation, interest and tax expense from capital Honor Rancho compressor stations underway investment and higher interest rates California ▪ Continued cost-discipline to support affordability▪ Final year of 2024 GRC cycle and potential unfavorable regulatory outcomes on PFM, Track 3, and TIMP ▪ Full-year ECA LNG Phase 1 revenues, partially offset by lower▪ Deconsolidation of SI Partners to an equity method investment, asset optimization loss of held-for-sale classification, and step-up in D&A Infrastructure ▪ Port Arthur LNG Train 1 COD late 2027▪ Development expense for growth projects ▪ Lower interest expense from debt paydown with initial SI▪ Higher interest rates on floating and new debt issuances sale proceeds Parent ▪ PIK income lower than expected from delay in closing SI 1 ▪ PIK interest income from seller notes Partners sale 9

Appendix Sempra Texas

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Diversified Energy Demand Across Texas A broad mix of industries beyond data centers is seeking new or expanded grid connections 4 Texas Non-Data Center Demand Outlook Sources of New Non-Data Center Demand Non-data center requests Manufacturing 6 GW 1 19 GW in Oncor's LC&I queue Oil + Gas 5 GW Potential increase to current 2 57% Oncor system peak load Utility + Government 4 GW YoY increase in active non- 3 23% Other data center LC&I requests 4 GW 12

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Strengthening Permian Basin Reliability with 765-kV Transmission 1 Oncor has submitted all CCNs for PBRP 765-kV import paths, with both segments of Import Path 1 approved Import Path 1: Drill Hole – Longshore | Longshore – Dinosaur ▪ Oncor owns all transmission line facilities 1 ▪ Both 765-kV segments approved by the PUCT 2 ▪ ~424 route miles across two 765-kV transmission segments Import Path 2: Sand Lake – Big Hill | Big Hill – Bell County East 3 ▪ Oncor expected to own 50% of the transmission line facilities Oncor T+D Footprint by County 765-kV PBRP Lines (Oncor projects in plan) 765-kV PBRP Lines (Other) 765-kV PBRP Endpoint ▪ Pending PUCT Final Decision 1 765-kV PBRP Endpoint (Approved) 5 New 765-kV non-PBRP Lines (Oncor projects) 5 New 765-kV non-PBRP Lines (Other) 4 5 765-kV non-PBRP Endpoint ▪ ~420 route miles across two 765-kV transmission segments 13

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Batch Zero Update Oncor's Batch Zero submissions represent potential incremental load of 45 GW, an increase of ~135% over Oncor's system peak load of 33 GW, supporting robust upside capital opportunities at Oncor Q2-2026 Q3-2026 17 GW 8 GW 21 GW 10 GW Studied Load Energized Studied Load Energized Base Load Base Load 44 GW 45 GW Batch Zero Batch Zero 1 2 Eligible Load Conditional Load 19 GW 14 GW Base Load Base Load Expected Batch Zero Interconnection Process 3 7/24/2026 9/3/2026 12/10/2026 2/2027 4/9/2027 Summer 2027 2H-2027 ERCOT initial validation Conditional Batch Zero ERCOT verification & Expected Oncor capital Nominal Batch Zero Developer commitment Final transmission eligibility submission classifications released audit report plan update study results deadline plan 14

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Endnotes Slide 3: 2026 Value Creation Initiatives 1. See Appendix for information regarding Sempra’s capital deployed in 2026 through September 30, 2026. 2. The expected increase of 20% has not been finalized and is reflected as a projected percentage increase over Oncor’s 2026 – 2030 base capital plan of $47.5B. 3. PUCT approval of Import Path 1 remains subject to motions for rehearing and appeals, which have been requested by the parties to these proceedings. 4. Oncor set a new all-time system peak demand record of 33.3 GW on August 24, 2026. 5. SDGE set a new all-time system peak demand record of 5.2 GW on September 9, 2026. 6. At Sempra California. 7. Unspent CalSHAPE program funds to be returned to SDGE customers through future rates, subject to CPUC approval. Slide 4: Q3-2026 Financial Results 1. See Appendix for information regarding adjusted earnings, adjusted EPS, and adjusted EPS guidance range, which are non-GAAP financial measures. Slide 5: Q3-2026 Adjusted Earnings Drivers 1. See Appendix for information regarding adjusted earnings, which is a non-GAAP financial measure. Slide 6: Sempra Value Proposition 1. See Appendix for information regarding Sempra’s capital deployed in 2026 through September 30, 2026. 2. UTM application is pending PUCT approval. On October 4, 2026, temporary rates reflecting Oncor's requested increase took effect as permitted by statute, subject to future refunds or credits to the extent the final rates approved by the PUCT differ from the temporary rates. 3. FERC issued an order approving the TO6 offer of settlement, with the settlement terms retroactively effective as of June 1, 2025. Among other items, the settlement increases SDGE's authorized base return on equity from 10.10% to 10.28% and establishes a hypothetical capital structure with a 54% equity layer. 4. See Appendix for information regarding adjusted EPS growth, which is a non-GAAP financial measure. 5. See Appendix for information regarding adjusted EPS guidance range, which is a non-GAAP financial measure. 6. Guidance ranges are based on certain assumptions and management judgment. 7. Referenced projected long-term EPS growth rate is based on midpoint of 2025 adjusted EPS guidance range. Year-over-year growth rate is expected to vary. Slide 8: Credit Ratings 1. As of 11/1/2026. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time. 2. No issuer rating available. Reflects the senior unsecured rating. Slide 9: 2026 to 2027 Earnings Drivers 1. Represents expected interest income to be received in 2026 – 2027 on instruments supported by equity commitment letters to be received in connection with the planned sale of a 45% equity interest in SI Partners. 2. Oncor’s interest rate hedging strategy generally targets ~50% of anticipated debt financing needs in 2026 and 2027, increasing to ~75% thereafter. Slide 10: Sale of 45% Equity Interest in Sempra Infrastructure Partners 1. Additional information about the expected consideration to be received and the expected gain on sale is presented in Sempra’s Q3 Form 10-Q filed with the SEC. 2. Agreement provides for the cash portion of the purchase price to be paid at closing, in the amount of $4.65B subject to expected adjustments for net debt, working capital, capital expenditures, pre-close net distributions, costs related to transaction consents, a ticking fee of 0.625% per month on the base purchase price, a $338M fee reimbursement to KKR, and other transaction costs. These gross proceeds also do not reflect a $340M KKR development credit payable through 2027, the estimated fair values of a tax indemnification liability and contingent consideration based on Ventika performance through 2028, additional costs associated with the transaction, post-closing adjustments and taxes payable on cash received, and these amounts could be significant. 3. $4.1B of proceeds under instruments supported by equity commitment letters with interest at 7.5% to mature December 2027. $1.2B of proceeds under promissory notes with interest at 8.5% through December 2030 and 10% thereafter until maturity February 2034. These instruments and notes are (i) issued by indirect equity holders of KKR and a co-investor and will be ranked behind senior debt incurred by subsidiaries of the issuers and (ii) with respect to the notes, subject to early repayment, in which case the amounts of interest received could be less. Expected aggregate interest proceeds subject to change depending on actual close date. 4. We expect Moody’s and S&P to revise downgrade thresholds upon completion of the SI Partners equity interest sale and other specified milestones. Slide 12: Diversified Energy Demand Across Texas 1. Requests for non-data center transmission level interconnection as of September 30, 2026. A request is not a guarantee that the load in the queue will ever materialize. Actual amounts may be materially different. 2. Assumes all ~19 GW of potential new non-data center demand from interconnection requests as of September 30, 2026, materializes. Calculated as a percentage of Oncor's record system peak load of 33.3 GW. Excludes potential data center demand. 3. Active transmission-level interconnection requests from LC&I customers, excluding data centers, as of September 30, 2026 compared to September 30, 2025. 4. Represents POI requests as of September 30, 2026. 26

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Endnotes (Continued) Slide 13: Strengthening Permian Basin Reliability with 765-kV Transmission 1. PUCT approval of Import Path 1 remains subject to motions for rehearing and appeals, which have been requested by the parties to these proceedings. In October, the PUCT extended its deadline to act on the motions for rehearing filed by various parties to December 6, 2026. 2. Project mileage reflects approved Route 476 / Route 559 and remains subject to final engineering, right-of-way acquisition and construction execution. Final routing may be adjusted as Oncor works with affected landowners, which could affect project cost and timing. 3. Station ownership varies by project endpoint. 4. Project mileage reflects routes recommended by the administrative law judges (Route 894 for Bell County East to Big Hill and Route 228 for Big Hill to Sand Lake) and remains subject to PUCT approval as well as final engineering, right-of-way acquisition and construction execution. Final routing may be adjusted as the utilities work with affected landowners, which could affect project cost and timing. 5. Projects are currently undergoing ERCOT Regional Planning Review in accordance with ERCOT Nodal Protocol 3.11.4. Slide 14: Batch Zero Update 1. Represents load submitted by Oncor that Oncor expected to be eligible for Batch Zero based on PUCT inclusion requirements, as disclosed in the Q2-2026 earnings presentation. 2. Represents load submitted by Oncor as the transmission service provider that has been conditionally classified by ERCOT for Batch Zero based on PUCT inclusion requirements. These classifications are subject to change based on ERCOT's further analysis and completion of the state-ordered verification and audit for all data centers within the process. 3. Original date set by ERCOT to release the Nominal Batch Zero study results. If necessary, ERCOT will address that deadline with another good cause exception request or through the stakeholder process. Slide 17: Sempra California | Slide 18: Sempra Infrastructure | Slide 19: Parent & Other 1. See Appendix for information regarding adjusted earnings, which is a non-GAAP financial measure. Slide 20: Q3-2026 and Q3-2025 Adjusted Earnings | Slide 21: 2026 and 2025 Adjusted Earnings | Slide 22: 2026 and 2025 Adjusted Earnings and Adjusted EPS 1. Sempra Adjusted Earnings and Adjusted EPS are non-GAAP financial measures. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities and/or are infrequent in nature. These non- GAAP financial measures also exclude the impact from foreign currency and inflation on our monetary positions in Mexico and associated undesignated derivatives and net unrealized gains and losses on commodity and interest rate derivatives, which we expect to occur in future periods, and which can vary significantly from one period to the next. Exclusion of these items is useful to management and investors because it provides a meaningful comparison of the performance of Sempra’s business operations to prior and future periods. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. 2. Except for adjustments that are solely income tax and tax related to outside basis differences, income taxes on pretax amounts were primarily calculated based on applicable statutory tax rates. Slide 23: 2026 Adjusted EPS Guidance Range 1. Sempra 2026 Adjusted EPS Guidance is a non-GAAP financial measure. This non-GAAP financial measure excludes significant items that are generally not related to our ongoing business activities and/or are infrequent in nature. This non-GAAP financial measure also excludes the impact from foreign currency and inflation on our monetary positions in Mexico and associated undesignated derivatives and net unrealized gains and losses on commodity and interest rate derivatives for the nine months ended September 30, 2026, which we expect to occur in future periods, and which can vary significantly from one period to the next. Exclusion of these items is useful to management and investors because it provides a meaningful comparison of the performance of Sempra's business operations to prior and future periods. Sempra 2026 Adjusted EPS Guidance Range should not be considered an alternative to Sempra 2026 GAAP EPS Guidance Range. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Slide 24: Sempra’s VCI Target and Q3-2026 Capital Deployed 1. All projects in progress and future projects are subject to a number of risks and uncertainties. Sempra's VCI Target and expectations regarding potential increases to its capital requirements are based on a number of assumptions, the failure of which to be accurate could materially impact Sempra's actual VCI Target. Sempra's VCI Target assumes Sempra's 70% ownership of SI Partners for the first three months of 2026, and 25% ownership thereafter, which represents Sempra's remaining interest under the equity method upon completion of the sale of a 45% equity interest in SI Partners. Sempra’s VCI Target is considered by management to be an operating measure. 2. We expect capital expenditures for PP&E and investments in 2026 to total approximately $12.1 billion, an increase from the $8.6 billion estimate made at December 31, 2025. The increase is primarily due to a $3.5 billion increase at Sempra Infrastructure, driven by the later expected closing of the sale of a 45% equity interest in SI Partners. Upon closing, the sale would reduce Sempra’s ownership interest in SI Partners from 70% to 25%. We now expect the sale to close in November 2026, compared to our previous assumption that it would close as early as the beginning of the second quarter of 2026, resulting in Sempra retaining a greater share of SI Partners’ capital expenditures for PP&E and investments for a longer portion of 2026. 3. Represents Sempra's projected future capital contributions to unconsolidated equity method investees. 4. Represents Sempra's proportionate ownership interest in projected capital expenditures at unconsolidated equity method investees. 5. Represents NCI's proportionate ownership interest in projected capital expenditures at Sempra and at unconsolidated equity method investees. 6. Represents Sempra's actual capital contributions to unconsolidated equity method investees. 7. Represents Sempra's proportionate ownership interest in actual capital expenditures at unconsolidated equity method investees. 8. Represents NCI's proportionate ownership interest in actual capital expenditures at Sempra and at unconsolidated equity method investees. 27